CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of FMS Financial Corporation (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Craig
W. Yates, President and Chief Executive Officer, and Channing L. Smith, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/Craig W. Yates                           /s/Channing L. Smith
-----------------                           --------------------
Craig W. Yates                              Channing L. Smith
President and Chief Executive Officer       Vice President and Chief Financial Officer
(Principal Executive Officer)               (Principal Financial and Accounting Officer)



Date:  March 24, 2003                      Date:  March 24, 2003
